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                                                                   EXHIBIT 10.76

        AMENDMENT NO. 1 TO AMENDED AND RESTATED CONTRACT FOR THE SALE AND
                 DISTRIBUTION OF GENENTECH HUMAN GROWTH HORMONE

This Amendment No. 1 is entered into by and between Genentech, Inc., a Delaware corporation, with offices at 1 DNA Way, South San Francisco, California 94080 ("Genentech") and Nova Factor, Inc., a Tennessee corporation located at 1620 Century Center Parkway, Suite 109, Memphis, Tennessee 38134 ("Nova Factor") for the purpose of amending that certain Amended and Restated Contract for the Sale and Distribution of Genentech Human Growth Hormone between Genentech and Nova Factor effective April 8, 2000 ("Agreement"). Genentech and Nova Factor are collectively referred to hereinafter as the ("Parties"), or individually as a ("Party").

Genentech and Nova Factor now wish to amend certain terms of the Agreement as described below. Accordingly, the parties hereby agree to amend the Agreement as follows:

1. Subsection 10(a) is hereby deleted in its entirety and replaced with the following language:

         10.      Distribution of Genentech HGH

         (a) Dispensing Obligation. In accordance with applicable laws and regulations, Nova Factor shall evaluate the reimbursement status of, and dispense Genentech HGH to, all patients with a prescription for Genentech HGH who are referred by any person or entity to Nova Factor. Within three (3) business days of Nova Factor's receipt of each prescription or other appropriate shipment request, Nova Factor shall dispense Genentech HGH to patients without regard to third party payor coverage of such patient's Genentech HGH; provided, however, that if the patient or physician specifically requests a delay in dispensing or if prior authorization is required for a Government Program patient, both as documented by written records of Nova Factor, said three (3) day time period for shipping shall not apply, and Nova Factor shall use its commercially reasonable best efforts to ship the requested Genentech HGH within thirty (30) days of such prescription or shipment request. Notwithstanding the preceding provisions, Nova Factor shall not dispense Genentech HGH if the patient has drug on hand at the time of the referral. If prior authorization is required, regardless of whether the payor is a Government Program or not, Nova Factor shall [***] As [***] within three (3) days of the referral to Nova Factor, the three (3) day time period [***].

2. Exhibit L is hereby deleted and replaced by Exhibit L attached hereto and incorporated into the Agreement.

3. This Amendment No. 1 shall be effective upon execution by all of the parties hereto.

4. All terms in this Agreement with initial capitalization shall have the meanings assigned to such terms herein or in the Agreement.

5. The remaining terms and conditions of the Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers or representatives duly authorized so to do.


NOVA FACTOR, INC.                         GENENTECH, INC.



By:       /s/  Randy Grow                 By:       /s/  Diane Parks
   ----------------------------------        -----------------------------------

Name:          Randy Grow                 Name:          Diane Parks
     --------------------------------          ---------------------------------

Title:      President                        Vice President, Managed Care and
      -------------------------------        Commercial Support
                                             -----------------------------------

Date:             6/01/01                 Date:          8/08/01
     --------------------------------          ---------------------------------

1620 Century Center Parkway, Ste. 109     1 DNA Way
Memphis, TN  38134                        South San Francisco, CA  94080
(901) 385-3745                            (650) 225-1000

Notices to be Addressed to:               Notices to be Addressed to:
President                                 Vice President, Managed Care and
                                          Commercial Support

                                          With a copy to:
                                          Corporate Secretary


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                                    EXHIBIT L

                              PERFORMANCE STANDARDS

Nova Factor shall monitor data elements and status codes on all patients receiving Genentech HGH. Performance will be monitored on all patients receiving Genentech HGH except patients with diagnosis codes relating to infertility. Patients receiving Genentech HGH through the [***] program shall have their first shipment from Nova Factor measured as a maintenance shipment. Genentech's [***] program shall notify Nova Factor at least seven (7) calendar days in advance of the expected exhaust date of patients who have previously received a starter kit and have chosen Nova Factor as the designated provider of service.

----------------------------------------------------------------------------------------------------------------------
   Performance                     Optimal              Standard             Suboptimal           Failure to Meet
    Standard                                                                                        Standard
----------------------------------------------------------------------------------------------------------------------
#1 Time to verify         At least 90%           80-89% within 72        75-79% within 72       <75% within 72
coverage                  Within 72 hours        hours                   hours                  hours
----------------------------------------------------------------------------------------------------------------------
#2 Time to Ship           At least 90%           80-89% within 72        75-79% within 72       <75% within 72
                          within 72 hrs. of      hours of referral       hours of referral      hours of referral
                          referral date for      date for initial        date for initial       date for initial
                          initial shipment       shipment and 72         shipment and 72        shipment and 72
                          and 72 hours           hours prior to          hours prior to         hours prior to
                          prior to exhaust       exhaust for             exhaust for            exhaust for
                          for maintenance        maintenance             maintenance            maintenance
                          patients               patients                patients               patients
----------------------------------------------------------------------------------------------------------------------


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                               EXHIBIT L (cont.'d)

                      DESCRIPTION OF PERFORMANCE STANDARDS

[***]


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                               EXHIBIT L (cont.'d)

Assumptions/Definitions

[***]


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